Exhibit 10(iii)(c)
                                              As amended and restated 12/23/96

                      THE HARTFORD STEAM BOILER INSPECTION
                              AND INSURANCE COMPANY

                            SHORT-TERM INCENTIVE PLAN


1.      Purpose of Plan

        The purposes of this Plan are: (a) to provide an additional incentive for officers of the Company to make significant contributions to the performance and growth of the Company, and (b) to attract and retain in the employ of the Company employees of exceptional ability.

2.      Administration

        The Plan shall be administered by the Human Resource Committee (the "Committee") of the Board of Directors. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee will be final, conclusive and binding upon all parties concerned, unless otherwise determined by uninterested members of the Board of Directors.

3.      Eligibility

        Those employees who are Officers of the Company (other than any individual expressly excluded by the Committee) on or prior to December 31 of each Plan Year are eligible to participate in the Plan and receive Incentive Awards pursuant to Section 5 except as provided in Section 7. The Committee may in its discretion designate other key employees to participate in the Plan. Eligibility will be determined at the close of each Plan Year. (Plan years will be based on calendar years.)

4.      Basis of Incentive Awards

        (a) The basis for determining awards will be the actual percentage of Annual Budgeted Net Income Per Share (cited in the Business Plan of the Company) achieved in a given year. ("Net Income" is defined as after-tax income per share, consolidating all subsidiaries, inclusive of realized capital gains and losses.)

        (b) The Committee reserves the right to modify the basis of the incentive awards for each Plan Year as it deems equitable in recognition of extraordinary or non-recurring events experienced by the Company during the year or in the event of changes in applicable accounting rules, principles or methods employed by the Company.

5.      Incentive Awards

          (a) At the end of each Plan Year the Committee will determine the incentive award percentages for Senior Officers (defined as President, Executive Vice President, Senior Vice President, Corporate Secretary and Treasurer) and Non-Senior Officers for the Incentive Award Pool from the range of awards provided in subsection (b) below. The award percentages selected from within the applicable range for each group will be based upon the performance of the Company for the Plan Year as compared to the performance of the insurance industry and/or other appropriate industries with reference to such performance measures as the
               Committee deems appropriate. The applicable incentive award percentage for Senior Officers shall be multiplied by the sum of all of the Senior Officers' (with the exception of the President's) Base Earnings and the applicable award percentage for Non-Senior Officers shall be multiplied by the sum of all other eligible participants' Base Earnings and the aggregate of these two amounts will be the Incentive Award Pool. ("Base Earnings" shall mean the base annual salary of the participant in effect on December 31st of the Plan Year for which the award is being determined, and shall not include amounts payable under Company benefit, incentive or bonus plans or overseas premiums.) The Incentive Award Pool will be the maximum amount of awards available under the plan for participants, other than the President, for the Plan Year. Awards shall be payable in cash in accordance with Section 6 hereof. A Senior Officer's, other than the President's, individual award shall be a percentage between 0 and 100% of his or her Base Earnings. An Officer's (other than a Senior Officer's) or any other participant's individual award shall be a percentage between 0 and 60% of his or her Base Earnings. The amount of any award hereunder, other than the President's award, shall be determined by, and shall be entirely within the discretion of, the President and shall be based on the participant's contributions to the Company during the Plan Year. Under no circumstances shall a participant who receives a performance rating that is lower than "Meets Requirements" on his or her last performance appraisal be considered for an award hereunder. The President's award shall be determined by the Committee and shall not exceed 100% of his Base Earnings.

        (b) For each Plan Year the incentive award percentage to be used for determining the Incentive Award Pool shall be based on the following table:

                  % of Budgeted Net Income per Share Achieved*
                * (rounded up to the next whole percentage point)

                        121+  110-120   100-109%    90-99%   75-89%

         Senior Officer
         Award %       70-100%    60-80%      40-60%    20-40%    0-20%

         Non-Senior
         Officer
          Award %     40-60%    40-60%      30-50%    20-40%    0-20%

        (c) Any Participant newly elected by the Board of Directors during the Plan Year shall receive an Incentive Award calculated in accordance with Paragraph (a) but such award will be reduced by any bonuses paid to such officer during the Plan Year except for bonuses paid during the Plan Year that relate to services performed during a prior Plan Year.

6.      Method and Time of Awards

          (a) Distributions of incentive awards, net of amounts withheld for income tax or other purposes, will be made in January of the year immediately following the close of the current Plan Year. The withholding and deduction requirements will be determined in accordance with the then applicable practices of the Company as well as reasonable instructions by the participants.

          (b) Any participant may, with permission of the Committee, elect to defer all or a specified part of each incentive award. The election of the participant must be in writing and submitted to the Secretary of the Company at least one month prior to the beginning of the Plan Year. Payment of the award will be deferred to such future time, not otherwise inconsistent with the Plan, as the participant will have specified in such notice. The election of the participant will be irrevocable. Interest shall be computed on June 30th and December 31st of each year on the balance in each participant's deferred cash account at a rate equal to the rate of interest which is in effect on such dates for 13 week U.S. Treasury Bills.

          (c) Nothing contained in this Plan or in any resolution adopted or to be adopted by the Board of Directors will constitute the granting of an award hereunder. The granting of an award pursuant to the Plan will take place only when authorized by the Committee and the President as provided under Section 5 hereof. No award and no rights of ownership thereunder will be transferable otherwise than pursuant to Section 8.

7.      Rights on Termination of Employment

        (a) If a participant in this Plan dies, becomes disabled or retires under a retirement plan of the Company or otherwise terminates his or her employment with the written consent of the Company prior to the end of any Plan Year in respect of which he or she may be eligible for an award, the amount of the award, if any, payable to the participant or his or her beneficiary, shall be at the sole discretion of the President (or the Committee with respect to the President).

        (b) A participant whose employment terminates by dismissal with or without cause, or who voluntarily terminates his or her employment without consent prior to the expiration of a Plan Year, will not be entitled to receive an award under the Plan.

        (c) In no event shall an award or a portion thereof, the payment of which has been deferred pursuant to Section 6(b) be subject to forfeiture.

 8.     Death of a Participant

        A participant may file with the Secretary of the Company a designation of a beneficiary or beneficiaries on a form to be provided by him or her, which designation may be changed or revoked by the participant's sole action, provided that the change or revocation is filed with the Secretary on a form provided by him or her. In case of the death of the participant, before or after termination of employment, any award to which he or she is entitled and any deferred portions of a deceased participant's award shall be delivered to the beneficiary or beneficiaries so designated or, if no beneficiary has been designated or survives such participant, will be delivered to, or in accordance with the directions of, the executor or administrator of such participant's estate.

 9.     Effective Date

        This Plan will become effective as of January 1, 1982.

10.     Change in Control

        (a) In the event of a Change in Control of the Company, this Plan shall continue to be binding upon the Company, any successor in interest to the Company and all persons in control of the Company or any successor thereto and no transaction or series of transactions shall have the effect of reducing or cancelling the award of a participant that has been declared but not received unless consented to in writing by such affected participant. The following definitions shall apply in connection with the determination of a "Change in Control" under the Plan:

                           (i) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                           (ii) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                           (iii) "Change in Control" shall be deemed to have occurred if the events set forth in any one of the following paragraphs shall have occurred:

                                             (A) any  Person is or  becomes  the
                                    Beneficial Owner, directly or indirectly, of
                                    securities of the Company (not  including in
                                    the  securities  beneficially  owned by such
                                    Person any securities acquired directly from
                                    the Company or its affiliates)  representing
                                    25% or more of the combined  voting power of
                                    the Company's then  outstanding  securities,
                                    excluding  any  Person  who  becomes  such a
                                    Beneficial   Owner  in  connection   with  a
                                    transaction   described  in  clause  (i)  of
                                    paragraph (C) below; or

                                             (B) the following individuals cease
                                    for any reason to  constitute  a majority of
                                    the  number  of  directors   then   serving:
                                    individuals   who,  on  December  23,  1996,
                                    constitute  the Board  and any new  director
                                    (other   than  a  director   whose   initial
                                    assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 23, 1996 or whose appointment, election or nomination for election was previously so approved or recommended; or

                                             (C) there is  consummated  a merger
                                    or  consolidation  of  the  Company  or  any
                                    direct or indirect subsidiary of the Company
                                    with any other corporation, other than (i) a
                                    merger or  consolidation  which would result
                                    in the  voting  securities  of  the  Company
                                    outstanding immediately prior to such merger
                                    or  consolidation  continuing  to  represent
                                    (either by remaining outstanding or by being
                                    converted  into  voting  securities  of  the
                                    surviving entity or any parent thereof),  in
                                    combination   with  the   ownership  of  any
                                    trustee   or   other    fiduciary    holding
                                    securities under an employee benefit plan of
                                    the  Company  or  any   subsidiary   of  the
                                    Company, at least 60% of the combined voting
                                    power of the  securities  of the  Company or
                                    such surviving  entity or any parent thereof
                                    outstanding immediately after such merger or
                                    consolidation,   or   (ii)   a   merger   or
                                    consolidation   effected   to   implement  a
                                    recapitalization  of the Company (or similar
                                    transaction)   in  which  no  Person  is  or
                                    becomes the  Beneficial  Owner,  directly or
                                    indirectly,  of  securities  of the  Company
                                    (not    including    in    the    securities
                                    Beneficially   Owned  by  such   Person  any
                                    securities   acquired   directly   from  the
                                    Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                                     (D) the shareholders of the Company approve
                                    a   plan   of   complete    liquidation   or
                                    dissolution  of  the  Company  or  there  is
                                    consummated  an  agreement  for the  sale or
                                    disposition   by  the   Company  of  all  or
                                    substantially  all of the Company's  assets,
                                    other  than a  sale  or  disposition  by the
                                    Company of all or  substantially  all of the
                                    Company's assets to an entity,  at least 60%
                                    of the  combined  voting power of the voting
                                    securities    of   which    are   owned   by
                                    shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                    Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                    (iv) "Company" shall mean The Hartford Steam Boiler Inspection and Insurance Company and, except in determining under this Plan whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes this Plan by operation of law, or otherwise.

                    (v) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                    (vi)"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include
                    (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (b) As soon as practicable following a Change in Control, a Participant shall be paid a lump sum amount in cash equal to the award payable to the Participant where for purposes of determining such award, the following are deemed to have occurred: (i) 100% of the Budgeted Net Income for the Plan Year in which the Change in Control occurs is achieved and pursuant to the schedule of awards provided under Section 5(b) a 60% incentive award for each Senior Officer (including the President) and a 50% award for each other Officer is awarded and (ii) the Change in Control occurs on the last day of the Plan Year. This amount shall be paid in lieu of any other award payable hereunder for the Plan Year within which the Change in Control occurs.

          (c) As soon as practicable following a Change in Control, any awards previously deferred by a Participant in accordance with Section 6(b) hereof, plus interest accrued thereon up until the date of payment, shall be paid in full.


11.     Unfunded Obligations; Trust Agreement

        The Company will pay from its general assets all awards to be made hereunder. However, the Company may in its discretion establish a trust, escrow agreement or similar arrangement in order to aid the Company in meeting its obligations hereunder.

        Any assets transferred by the Company into any such arrangement shall remain at all times assets of the Company and subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency of the Company. No security interest in such assets shall be created in a participant's favor and a participant's rights under this Plan and under any such arrangement shall be those of a general unsecured creditor of the Company.

12.     Assignment and Alienation

        Benefits under this Plan may not be anticipated, assigned (either at law or in equity), alienated, or subjected to attachment, garnishment, levy, execution or other legal or equitable process. If any Participant or beneficiary under this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under this Plan, such benefit shall, in the discretion of the Committee, cease and terminate, in which event the Committee may hold or apply the same or any part thereof for the benefit of such Participant, his beneficiary, spouse, children, other dependents or any of such individuals, in such proportion as the Committee may deem proper.